Supplement to the
Spartan® Intermediate Treasury Bond Index Fund
Investor Class and Fidelity Advantage® Class
April 29, 2016
Summary Prospectus

Effective June 14, 2016, Spartan® Intermediate Treasury Bond Index Fund will be renamed Fidelity® Intermediate Treasury Bond Index Fund.

Effective June 14, 2016, Fidelity Advantage® Class will be renamed Premium Class.

Effective July 1, 2016, the following information replaces similar information Fidelity® Intermediate Treasury Bond Index Fund found in the "Fund Summary" section under the heading "Fee Table".

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Investor Class	Premium Class
Management fee	0.05%	0.05%
Distribution and/or Service (12b-1) fees	None	None
Other expenses(a)	0.14%	0.04%
Total annual operating expenses	0.19%	0.09%

(a)  Adjusted to reflect current fees.

	Investor Class	Premium Class
1 year	$19	$9
3 years	$61	$29
5 years	$107	$51
10 years	$243	$115

ITB-SUM-16-02 1.9870394.101	July 1, 2016